                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 'SS' 240.14a-11(c) or 'SS' 240.14a-12
--------------------------------------------------------------------------------

                           Airship International Ltd.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----
INTRODUCTION.......................................................................1

         Annual Meeting Matters....................................................1
         General...................................................................2

VOTING RIGHTS AND VOTING SECURITIES................................................3

         Voting at the Annual Meeting..............................................3
         Security Ownership of Certain Beneficial Owners and Management............3
         Compliance With Section 16(a) of the Securities Exchange Act of 1934......4

PROPOSAL I: ELECTION OF DIRECTORS..................................................5

         Required Affirmative Vote.................................................5
         Nominees of Election as Directors of the Company..........................5
         Executive Compensation....................................................6
         1994 Employee Share Purchase Plan.........................................6
         Options/SAR Grants In Last Fiscal Year....................................7
         Aggregated Option Exercises in 1997 and 1997 Fiscal Year-End Option.......7
         Compensation Committee Interlocks and Insider Participation...............7
         Employment Agreements.....................................................7
         Comparative Performance of the Company....................................7
         Certain Relationships and Related Transactions............................9

PROPOSAL II: AMEND PARAGRAPH 1 OF THE CERTIFICATE OF INCORPORATION
             OF THE COMPANY.......................................................10

         General..................................................................10
         Background and Reasons for Proposed Amendment............................10

PROPOSAL III: AMEND PARAGRAPH 4 OF THE CERTIFICATE OF INCORPORATION
              OF THE COMPANY......................................................11

         General..................................................................11
         Background and Reasons for Proposed Amendment............................11

PROPOSAL IV: AMEND PARAGRAPH 4 OF THE CERTIFICATE OF
             INCORPORATION OF THE COMPANY.........................................12

         Background and Reasons for Proposed Amendment............................12

PROPOSAL V: RATIFICATION OF INDEPENDENT AUDITORS..................................14

1998 SHAREHOLDER PROPOSALS........................................................14

OTHER MATTERS.....................................................................15

SOLICITATION OF PROXIES...........................................................15

ADDITIONAL INFORMATION............................................................15


                           AIRSHIP INTERNATIONAL LTD.
                               7380 SAND LAKE ROAD
                                    SUITE 350
                             ORLANDO, FLORIDA 32819

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              -------------------

                                  JUNE 10, 1998

                              -------------------

To the Shareholders of
  AIRSHIP INTERNATIONAL LTD.:

         NOTICE IS HEREBY GIVEN that the annual meeting (the "Annual Meeting") of shareholders of Airship International Ltd. (the "Company") will be held at 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819, on June 10, 1998, at 9:00 a.m., local time, for the following purposes, all as more fully described in the attached Proxy Statement:

                I. To elect three (3) Directors to serve for a term of one year and until their respective successors are duly elected and qualified.

               II. To ratify and approve an amendment to the Company's Certificate of Incorporation to expand the Company's purposes.

              III. To ratify and approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock, par value $0.01 per share, from 80,000,000 shares to 110,000,000 shares.

               IV. To ratify and approve an amendment to the Company's Certificate of Incorporation to convert each issued and outstanding share of the Company's Class A 8% Cumulative Convertible Preferred Stock, par value $.01 per share, into three shares of the Company's Common Stock, par value $.01 per share.

                V. To ratify the appointment by the Company's Board of Directors of C. M. Meeks & Company, P.A., as independent accountants of the Company for the fiscal year ending December 31, 1998.

               VI. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

         The accompanying Proxy Statement forms a part of this Notice.

         The Board of Directors has fixed the close of business on May 5, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 is enclosed.

         YOU ARE EARNESTLY REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS EXERCISE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE ANNUAL MEETING. THE PROMPT RETURN OF THE PROXY WILL BE OF ASSISTANCE IN PREPARING FOR THE ANNUAL MEETING AND YOUR COOPERATION IN THIS RESPECT WILL BE GREATLY APPRECIATED.

                                          By Order of the Board of Directors

                                          Alan A. Siegel
                                          Secretary

April ___, 1998

--------------------------------------------------------------------------------
                  YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES,
                   PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED
                        PROXY AND MAIL IT PROMPTLY IN THE
                            ENCLOSED RETURN ENVELOPE.
--------------------------------------------------------------------------------

                           AIRSHIP INTERNATIONAL LTD.
                               7380 SAND LAKE ROAD
                                    SUITE 350
                             ORLANDO, FLORIDA 32819

                           --------------------------

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 10, 1998

                           --------------------------

                                  INTRODUCTION

     This Proxy Statement and the accompanying proxy are being furnished to the shareholders of Airship International Ltd. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use in voting at the Annual Meeting of Shareholders to be held at 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819, on June 10, 1998, at 9:00 a.m., and at any and all adjournments thereof (the "Annual Meeting"). This Proxy Statement, the attached Notice of Annual Meeting of Shareholders, and the accompanying proxy, together with a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 1997, including the financial statements contained therein, are first being mailed or delivered to shareholders of the Company on or about May 6, 1998.

ANNUAL MEETING MATTERS

         At the Annual Meeting, shareholders of the Company as of the close of business on May 5, 1998 (the "Record Date") will consider and vote upon the following: (i) Proposal I for the election of three directors to serve for a term of one year and until their respective successors are duly elected and qualified; (ii) Proposal II for amending the Company's Certificate of Incorporation to expand the Company's purposes; (iii) Proposal III for the ratification and adoption of an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock, par value $0.01 per share, from 80,000,000 to 110,000,000 shares of Common Stock, par value $.01 per share; (iv) Proposal IV for the ratification and adoption of an amendment to the Company's Certificate of Incorporation to convert each issued and outstanding share of the Company's Class A 8% Cumulative Convertible Preferred Stock, par value $.01 per share, into three shares of the Company's Common Stock, par value $.01 per share; and (v) Proposal V for the ratification of the appointment by the Company's Board of Directors of C. M. Meeks & Company, P.A., as independent accountants of the Company for the fiscal year ending December 31, 1998.

         PROPOSAL I IS TO ELECT THREE DIRECTORS. THE NOMINEES RECEIVING THE HIGHEST NUMBER OF VOTES AT THE ANNUAL MEETING SHALL CONSTITUTE THE BOARD.

         APPROVAL OF PROPOSAL II TO AMEND THE CERTIFICATE OF INCORPORATION TO EXPAND THE COMPANY'S PURPOSES REQUIRES THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK AND PREFERRED STOCK, VOTING TOGETHER.

         APPROVAL OF PROPOSAL III TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK REQUIRES THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK AND PREFERRED STOCK, VOTING TOGETHER.

         APPROVAL OF PROPOSAL IV TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CONVERT EACH OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES OF CLASS A 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK INTO THREE SHARES OF COMMON STOCK REQUIRES THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK AND PREFERRED STOCK, VOTING TOGETHER AND ALSO REQUIRES THE AFFIRMATIVE VOTE OF HOLDERS OF 51% OF THE OUTSTANDING SHARES OF THE PREFERRED STOCK, VOTING AS A CLASS.

         APPROVAL OF PROPOSAL V TO RATIFY THE APPOINTMENT OF C. M. MEEKS & COMPANY, P.A., AS INDEPENDENT ACCOUNTANTS OF THE COMPANY, FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998 REQUIRES THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK AND PREFERRED STOCK, VOTING TOGETHER.

GENERAL

         The enclosed proxy provides that each shareholder may specify that his or her shares be voted "for," "against" or "abstain" from voting with respect to each of the proposals, other than the election of directors. In that instance, the proxy indicates that each shareholder may specify that his or her shares be voted for all nominees or that the proxy does not provide authority to vote for the nominees. If the enclosed proxy is properly executed, duly returned to the Company in time for the Annual Meeting and not revoked, your shares will be voted in accordance with the instructions contained thereon. Where a signed proxy is returned, but no specific instructions are indicated, your shares will be voted FOR the election of the three nominees to the Board hereinafter named and FOR each of the proposals.

         Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Annual Meeting, but will not be counted as voting in respect of any matter as to which abstention is indicated. Proxies returned by brokers as "non-votes" on behalf of shares held in street name because beneficial owners' discretion has been withheld as to one or more matters on the agenda for the Annual Meeting will not be treated as present for purposes of determining a quorum for the Annual Meeting unless they are voted by the broker on at least one matter on the agenda. Such shares will not be counted as to the matters for which a non-vote is indicated on the broker's proxy.

         Any shareholder who executes and returns a proxy may revoke it in writing at any time before it is voted at the Annual Meeting by: (i) filing with the Secretary of the Company, at the above address, written notice of such revocation bearing a later date than the proxy or a subsequent proxy relating to the same shares; or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

         Whether or not you attend the Annual Meeting, your vote is important. Accordingly, you are asked to sign and return the accompanying proxy regardless of the number of shares you own. Shares can be voted at the Annual Meeting only if the holder is represented by proxy or is present.

                       VOTING RIGHTS AND VOTING SECURITIES

VOTING AT THE ANNUAL MEETING

         The Board of Directors has fixed the close of business on May 5, 1998 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. On March 31, 1998, the Company had 42,583,978 shares of Common Stock issued and outstanding and 2,448,179 shares of Class A 8% Cumulative Convertible Preferred Stock issued and outstanding. The Company is authorized to issue 90,000,000 shares of stock, consisting of 80,000,000 shares of Common Stock, $.01 par value per share, and 10,000,000 shares of Preferred Stock, $.01 par value per share. The Company is further authorized to issue 4,000,000 shares of Class A 8% Cumulative Convertible Preferred Stock out of the 10,000,000 shares of authorized Preferred Stock. Each shareholder of Common Stock and Preferred Stock will be entitled to one vote per share, voting together, either in person or by proxy, on each matter presented to the shareholders of the Company at the Annual Meeting. In addition, each shareholder of Preferred Stock will be entitled to one vote per share, voting as a class, either in person or by proxy, on Proposal IV. The holders of a majority of all of the outstanding shares of Common Stock and Preferred Stock entitled to vote together at the Annual Meeting constitute a quorum at the Annual Meeting. In addition, the holders of a majority of all of the outstanding shares of Preferred Stock entitled to vote as a class constitute a quorum at the Annual Meeting for Proposal IV which requires the holders of all of the outstanding shares of Preferred Stock to vote as a class.

         Assuming that a quorum is present, the affirmative vote of the holders of a plurality of the shares of Common Stock and Preferred Stock, voting together, shall elect three directors of the Company to approve Proposal I. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock, voting together, represented in person or by proxy at the Annual Meeting is required to approve Proposal II. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock, voting together, represented in person or by proxy is required to approve Proposal III. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock, voting together, and the holders of 51% of the shares of Preferred Stock, voting as a class, represented in person or by proxy is required to approve Proposal IV. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock, voting together, represented in person or by proxy is required to approve Proposal V.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number and percentage of shares of Common Stock and Preferred Stock beneficially owned, as of the Record Date, by
(i) all persons known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock and Preferred Stock; (ii) each director of the Company; (iii) each of the "named executive officers" as defined under the rules and regulations of the Securities Act of 1933, as amended (the "Securities Act"), except as otherwise indicated in the table; and (iv) all directors and executive officers of the Company as a group (3 persons).

                                                                 PERCENTAGE       PERCENTAGE
                                          NUMBER OF SHARES      BENEFICIALLY     BENEFICIALLY
                                            BENEFICIALLY          OWNED OF         OWNED OF
                  NAME                        OWNED(3)          COMMON STOCK    PREFERRED STOCK
                  ----                    ----------------      ------------    ---------------
Louis J. Pearlman(1)...................        9,302,291             21.8%            *
Alan A. Siegel(1)......................           51,130(2)              *            *
James J. Ryan..........................           97,000(4)              *            *
Trans Continental Airlines Inc.........        3,666,862(5)           8.6%            *
Executive officers and directors
   a group (3 persons).................        9,450,421            22.19%            *



-------------------
*    Less than one percent.

(1) Mr. Pearlman and Mr. Siegel each has an address c/o Airship International Ltd., 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819. Mr. Pearlman owns 21% of the issued and outstanding shares of the common stock of Trans Continental Airlines Inc. ("Trans Con"), and also serves as Chairman of the Board and President of Trans Con, which owns 3,666,862 shares of the Common Stock of the Company. Mr. Pearlman disclaims beneficial ownership of the shares of the Common Stock of the Company owned by Trans Con. Includes 2,000,000 warrants and 500,000 options which are exercisable for 2,500,000 shares of Common Stock.

(2) Includes 50,000 options granted under the Company's Incentive Stock Option Plan.

(3) Includes all shares held by each of the individuals including options, warrants or rights held by such individuals which are exercisable within 60 days from the Record Date.

(4) Includes 67,000 options which are exercisable for 67,000 shares of Common Stock.

(5) Such shares of Common Stock were granted to Trans Con in 1995 consideration of its guaranty of the Company's obligations with respect to loans from (i) Allstate Financial Corporation in the original principal amount of $1,500,000 (the "Allstate Loan"), (ii) Phoenixcor, Inc. in the original principal amount of $2,060,000 (the "Phoenixcor Loan") and (iii) Senstar Capital Corporation (the "Senstar Loan") in the original principal amount of $3,500,000, and its guaranty of the Company's obligations under an agreement with Mastellone, an Argentinean dairy company. The Allstate Loan, Phoenixcor Loan and Senstar Loan have all been refinanced through a loan dated December 30, 1996 with Norwest Equipment Finance, Inc. See "Certain Relationships and Related Transactions."

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         The Securities and Exchange Commission (the "Commission") has comprehensive rules relating to the reporting of securities transactions by directors, officers and shareholders who beneficially own more than 10% of the Company's stock (collectively, the "Reporting Persons"). These rules are complex and difficult to interpret. Based solely on a review of Section 16 reports received by the Company from Reporting Persons, the Company believes that no Reporting Person has failed to file a Section 16 report on a timely basis during the fiscal year ended December 31, 1997.

                        PROPOSAL I: ELECTION OF DIRECTORS

         At the Annual Meeting, three directors are to be elected to serve for a term of one year and until their respective successors are duly elected and qualified. All of the nominees are currently members of the Board of Directors.

         The persons named in the enclosed proxy intend to vote for the election of the Company's nominees, who are listed below, unless the proxy is marked to indicate that such authorization is expressly withheld. Should any of the listed persons be unable to accept nomination or election (which the Board of Directors does not anticipate), it is the intention of the persons named in the enclosed proxy to vote for the election of such persons as the Board of Directors may recommend. Proxies cannot be voted for a greater number of persons than the number of nominees named.

REQUIRED AFFIRMATIVE VOTE

         Proposal I is to elect three directors. The three nominees receiving the highest number of the affirmative votes of the shares of Common Stock and Preferred Stock, voting together, represented in person or by proxy at the Annual Meeting shall be elected as directors.

NOMINEES OF ELECTION AS DIRECTORS OF THE COMPANY

         The following table sets forth information, as of March 31, 1998, relating to each director and executive officer of the Company.

      Name             Age           Positions with the Company            Position Held Since
      ----             ---           --------------------------            -------------------
Louis J. Pearlman      44       Chairman of the Board of Directors,             June 1982
                                President and Principal Financial and
                                Operating Officer

Alan A. Siegel         34       Secretary and Director                          October 1989

James J. Ryan          50       Director                                        July 1986


         The following sets forth the principal occupations and offices with the Company of the nominees, at present and for at least the past five years.

         Louis J. Pearlman has been Chairman of the Board, President, Chief Executive and Operating Officer and Treasurer of the Company since June 1982. Since November 1976, Mr. Pearlman has been President and Chief Operating Officer, a director and a 21% shareholder of Trans Con, a company engaged in the aircraft leasing business. Mr. Pearlman currently devotes approximately 50% of his time to Trans Con and the remainder of his time to the Company.

         Alan A. Siegel has been a director of the Company since December 1991 and Secretary of the Company since October 1989. From 1985 to 1989, Mr. Siegel was the Senior Account Manager of the Company, and since 1989 he has served as the Company's General Manager. Mr. Siegel has also been the Senior Account Manager for Trans Con since 1986.

         James J. Ryan has been a director of the Company since July 1986. Until 1994, for more than 20 years he had been employed with Alexander and Alexander Inc., an international insurance brokerage firm and its predecessor firm, where he served as the Senior Vice President of the Aviation and Aerospace Division. Mr. Ryan is currently Executive Director of Sedgwick Aviation of North America, an international insurance brokerage firm.

         The Company's directors are elected for a period of one year and until their successors are duly elected and qualified. Directors who are not employees of the Company are compensated at a rate of $500 for each meeting of the full Board of Directors which they attend in person, up to a maximum of $2,000 in any one year, plus expenses for attending such meetings. Officers are appointed annually by the Board of Directors and serve at the discretion of the Board.

         To the knowledge of management of the Company, except as set forth above, no director of the Company holds any directorship in any other company with a class of securities registered pursuant to Section 12, or subject to the requirements of Section 15(d), of the Securities Exchange Act of 1934 or in any company registered as an investment company under the Investment Company Act of 1940.

         There are currently three members of the Board of Directors. Due to the Company's failure to pay a specified portion of dividends on the Preferred Stock in cash, the holders of the Preferred Stock, voting as a class, have the right to designate two additional members of the Company's Board of Directors. To date, the holders of Preferred Stock have not elected any designees to the Company's Board of Directors. The proxies solicited hereby will not be voted for the election of any nominees as designees of the holders of Preferred Stock. During 1997, the Company did not hold any formal meetings of the Board of Directors although the directors consulted with one another during the year.

EXECUTIVE COMPENSATION

         The following table summarizes all compensation earned by or paid to the Company's Chief Executive Officer and the "named executive officers" for services rendered in all capacities to the Company for the three years ended December 31, 1997. No other executive officer's annual salary and bonus exceeded $100,000 during the Company's past three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                                SECURITIES
                                  FISCAL                          OTHER ANNUAL   RESTRICTED     UNDERLYING         OTHER
NAME AND PRINCIPAL POSITION        YEAR       SALARY      BONUS   COMPENSATION   STOCK AWARD     OPTIONS       COMPENSATION
---------------------------        ----       ------      -----   ------------   -----------     -------       ------------
LOUIS J. PEARLMAN,                 1997       $4,423       --         --             --            --               --
CHAIRMAN, PRESIDENT, CHIEF         1996      $118,921      --         --             --            --               --
EXECUTIVE AND OPERATING            1995      $112,277      --         --             --            --               --
OFFICER

ALAN A. SIEGEL(1)                  1997      $55,200       --         --
SECRETARY, GENERAL                 1996      $61,530       --         --
MANAGER AND DIRECTOR               1995      $58,140      $70,000

----------------
(1)  Mr. Siegel deferred $25,000 of his salary in each of 1995 and 1996.


1994 EMPLOYEE SHARE PURCHASE PLAN

         The Company has an employee share option plan (the "Plan") for employees of the Company and any present or future "subsidiary corporations." The Company intends the Plan to be an "employee stock purchase plan", as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan, approved by the Company's shareholders on April 11, 1995, was effective November 1, 1994. All employees are eligible to participate in the Plan, except that the Company's appointed committee may exclude any or all of the following groups of employees from any offering of shares pursuant to the
Plan: (i) employees who have been employed for less than 2 years; (ii) employees whose customary employment is 20 hours or less per week; (iii) employees whose customary employment is not more than 5 months in any calendar year; and (iv) highly compensated employees (within the meaning of Code Section 414(q)). Up to 1,000,000 shares of Common Stock are issuable under the Plan. The committee shall determine the length of each offering of shares of Common Stock pursuant to the Plan but no offering of shares of Common Stock pursuant to the Plan may exceed 27 months. The option price for options granted in each offering may not be less than the lesser of (i) 85% of the fair value of the shares on the day of the offering, or (ii) 85% of the fair market value of the shares at the time the option is exercised. Since its inception in 1994, the Company has not granted any options to employees of the Company pursuant to the Plan.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         There were no option grants in 1997.

AGGREGATED OPTION EXERCISES IN 1997 AND 1997 FISCAL YEAR-END OPTION
VALUES

         There were no option exercises in 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors of the Company does not have a compensation committee. Messrs. Pearlman and Siegel determine executive compensation, based on corporate performance and market conditions. The compensation of Mr. Pearlman, the Chief Executive and Operating Officer of the Company, is based solely upon the decision of the Board of Directors, of which he is the Chairman. See "Employment Agreements."

EMPLOYMENT AGREEMENTS

         The Company had an employment agreement with Louis J. Pearlman which expired in 1994. The Company and Mr. Pearlman have not entered into a new employment agreement. Mr. Pearlman's compensation is determined by the Company's Board of Directors, of which Mr. Pearlman is the Chairman. The Company currently owes approximately $391,000 to Mr. Pearlman for accrued salary and bonus which Mr. Pearlman has deferred in order to permit the Company to meet some of its other obligations. See "Certain Relationships and Other Transactions."

         The Company entered into an employment agreement as of December 31, 1992 with Alan A. Siegel which expired on January 1, 1998. The Company has not entered into a new employment agreement with Mr. Siegel. The Board of Directors determines Mr. Siegel's compensation. Mr. Siegel is a member of the Board of Directors.

         The Company is not a party to any other employment agreements.

COMPARATIVE PERFORMANCE OF THE COMPANY

         The Securities and Exchange Commission requires the Company to present a chart for a five-year period comparing the cumulative total shareholder return on its Common Stock with the cumulative total shareholder return of (i) a broad equity market index, and (ii) a published industry index or peer group. Such chart compares the Common Stock with the NASDAQ National Market Index (the "NASDAQ/NMS Index"), and assumes an investment of $100 in December 1993 in each of the Common Stock and the securities comprising U.S. Stocks listed on the NASDAQ/NMS Index.

                            TOTAL SHAREHOLDER RETURNS
                             (DIVIDENDS REINVESTED)

                                                    ANNUAL RETURN PERCENTAGE
                                                           Years Ending
Company/Index                      Dec93      Dec94       Dec95     Dec96       Dec97
-----------------------------------------------------------------------------------------
AIRSHIP INTERNATIONAL LTD         -72.48     -77.33      -60.26      61.29     -30.00
NASDAQ (US)                        14.80      -2.25       41.43      22.99      22.71


                              [PERFORMANCE GRAPH]



                                                                    INDEXED RETURNS
                                                                      YEARS ENDING
                                Base
                                Period
                                Dec92         Dec93       Dec94       Dec95      Dec96      Dec97
-------------------------------------------------------------------------------------------------
AIRSHIP INTERNATIONAL LTD         100         27.52        6.24        2.48       4.00       2.80
NASDAQ (US)                       100        114.80      112.21      158.70     195.19     239.53

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For the years 1996 and 1997 (the Company's business operations generally ceased in 1995), the Company incurred net losses aggregating approximately $4,800,000 by continuing to make payments to its creditors. However, in order to continue to meet its obligations to creditors, the Company has received working capital in the form of loans from (i) Mr. Louis Pearlman, the Chairman and President of the Company, (ii) Trans Con, which owns approximately 9% of the issued and outstanding shares of the Company's Common Stock and of which Mr. Pearlman is the President and owns approximately 21% of Trans Con's issued and outstanding shares of common stock, and (iii) Trans Continental Leasing, Inc., a wholly-owned subsidiary of Trans Con ("TC Leasing"). A substantial portion of the debt which the Company has incurred since 1995 is debt owed to Mr. Pearlman, Trans Con and TC Leasing for paying and/or refinancing certain of the obligations of the Company. Trans Con is deemed an affiliate of the Company as a result of Louis J. Pearlman, the Chairman of the Company, owning 21% of the issued and outstanding shares of common stock of Trans Con. Mr. Pearlman also serves as Trans Con's Chairman and President. Finally, Trans Con owns more than 5% of the issued and outstanding shares of Common Stock of the Company. See "Security Ownership of Certain Beneficial Owners and Management."

         As of December 31, 1997, the Company owed to Mr. Pearlman an aggregate amount of approximately $2,028,000, representing approximately $391,000 accrued and unpaid salary and bonus, and approximately $599,000 of principal and approximately of $1,038,000 accrued and unpaid interest on loans made to the Company by Mr. Pearlman, from time to time, for general corporate purposes.

         In June 1993, the Company made a loan of approximately $789,000 to an unaffiliated third party of the Company, which was guaranteed by Mr. Pearlman. Mr. Pearlman has agreed to repay the outstanding balance of the loan to the Company on behalf of the third party in the form of a setoff against the aggregate amounts the Company owes to Mr. Pearlman. The setoff of the loan is not reflected in the amount of approximately $2,028,000 which the Company owes to Mr. Pearlman.

         On behalf of the Company, Trans Con guaranteed the Company's obligations to Orix USA Corporation ("Orix") pursuant to a lease, dated June 2, 1995, for one of the Company's airships. Trans Con has been lending funds to the Company in order to provide the Company with working capital. Some of these funds have been used by the Company to make the lease payments to Orix. During the year ended December 31, 1997, the Company was advanced approximately $1.6 million by Trans Con, and as of December 31, 1997 the Company owes to Trans Con approximately $5.5 million, representing approximately $4.9 million of principal and approximately $600,000 of accrued interest with respect to the Orix debt.

         TC Leasing entered into a loan agreement, dated December 30, 1996, with Norwest Equipment Finance, Inc. ("Norwest") on behalf of the Company. The proceeds of the loan were used to repay the Senstar Loan which had a balance due of approximately $3,000,000 at the time of repayment, and to provide working capital to the Company. The Company has made the payments required under the Norwest loan directly to Norwest. Such payments amounted to approximately $648,000 during 1997. TC Leasing is the obligor under the Norwest loan and the Company owes to TC Leasing with respect to the Norwest loan the aggregate amount of approximately $4,090,000, consisting of $4,060,000 of principal and approximately $30,000 of interest.

                      PROPOSAL II: AMEND PARAGRAPH 1 OF THE
                   CERTIFICATE OF INCORPORATION OF THE COMPANY

         The Board of Directors of the Company has adopted unanimously a resolution approving and recommending to the Company's shareholders for their approval, an amendment to Paragraph 1 of the Company's Certificate of Incorporation to expand the Company's purposes. The text of the proposed Amendment is set forth in Appendix A which is attached hereto.

GENERAL

         The Certificate of Incorporation currently provides that the purpose for which the Company was formed is, generally, to engage in the business of operating aircraft, airships, dirigibles, and other aerial apparatus and to perform on behalf of clients advertising in connection therewith. The Board of Directors proposes to amend its Certificate of Incorporation to permit the Company to engage in any type of business permissible by law.

         The Board of Directors believes that the expansion of the Company's purposes to engage in any type of business permissible by law is in the best interests of the Company and its stockholders, and believes it advisable to authorize the amendment to the Company's purposes.

BACKGROUND AND REASONS FOR PROPOSED AMENDMENT

         Since 1995, the Company generally has had no operations and no opportunity to commence operations in the industry in which it has historically conducted its business operations. While the Company may consider acquiring new business operations or merging (whether through a direct, indirect, reverse or other form of merger) with an entity that has ongoing business operations, as of the date hereof, the Company has no agreements with any third party to effect any such acquisition or merger, and no assurances can be given that any such acquisition or merger will in fact be effected in the future.

         During the past several years, the Company has been approached by other entities which have expressed an interest in effecting an acquisition or merger of the Company primarily due to the fact that the Company is a publicly-held corporation. In addition, as a result of its operating losses since 1995 the Company has generated significant net operating losses ("NOLs"). While the NOLs may make the Company attractive to certain entities that can utilize some of these NOLs in its own operations, there can be no assurance that the NOLs will be available for use by such companies in any acquisition or merger as a result of existing tax, securities and other applicable laws. Furthermore, management believes that the NOLs can only be utilized in very limited circumstances and it is highly unlikely that the NOLs alone will be sufficient to attract potential suitors to engage in a merger, acquisition or other transaction. Accordingly, in order for the Company to effect such a transaction, the purposes for which the Company was formed must be expanded to permit the Company to engage in activities outside of its presently permissible business operations (as well as amend the Certificate of Incorporation as described in Proposal III). By amending the Certificate of Incorporation in this manner, the Company should be more attractive to other entities seeking a business combination.

         Approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together, in person or by proxy, which are entitled to vote at the Annual Meeting. Unless otherwise specified, the proxies designated in the proxy will vote the shares covered thereby at the Annual Meeting FOR the approval of the Amendment. The Board of Directors unanimously recommends that the shareholders vote FOR the proposal.

              PROPOSAL III: AMEND PARAGRAPH 4 OF THE CERTIFICATE OF
                          INCORPORATION OF THE COMPANY

         The Board of Directors of the Company has adopted unanimously a resolution approving and recommending to the Company's shareholders for their approval, an amendment to Paragraph 4 of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 80,000,000, par value $.01 per share, to 110,000,000 shares of Common Stock, par value $.01 per share. The additional authorized shares of Common Stock will have the same rights, privileges and powers as the current shares of Common Stock. The shares of Common Stock do not have any preemptive rights. The text of the proposed Amendment is set forth in Appendix A attached hereto.

GENERAL

         The Board of Directors believes the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders, and believes it advisable to authorize such shares to have them available for, among other things, possible issuance in connection with converting shares of Preferred Stock into shares of Common Stock (see Proposal
IV) and for activities such as acquisitions or mergers, as described in Proposal II.

BACKGROUND AND REASONS FOR PROPOSED AMENDMENT

         The Company will have sufficient authorized shares for the conversion of the shares of Preferred Stock into shares of Common Stock as described in Proposal IV. However, the Company may consider issuing additional shares of Common Stock for the purpose of effecting an acquisition, merger or other similar transaction, as described in Proposal II. Accordingly, Management believes it prudent to secure authorization from the shareholders to increase the number of authorized shares of Common Stock to 110,000,000 shares at this time so that the Company is in a position to move forward with any potential transaction without delay, rather than securing shareholder approval in the future, which could significantly delay a potential transaction. Depending on the legal structure of any transaction which the Company may enter into in the future, further shareholder action may or may not be required in connection with the issuance of the shares of Common Stock.

         Approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together, by proxy or in person, which are entitled to vote at the Annual Meeting. Unless otherwise specified, the proxies designated in the proxy will vote the shares covered thereby at the Annual Meeting FOR the approval of the Amendment. The Board of Directors unanimously recommends that the shareholders vote FOR the proposal.

           PROPOSAL IV: AMEND PARAGRAPH 4 OF THE CERTIFICATE OF
                        INCORPORATION OF THE COMPANY

         The Board of Directors of the Company has adopted unanimously a resolution approving and recommending to the Company's shareholders for their approval, an amendment to Paragraph 4 of the Company's Certificate of Incorporation to convert each of the issued and outstanding shares of Preferred Stock, par value $.01 per share, into three shares of the Company's Common Stock, par value $.01 per share. At the present time, the Company is authorized to issue 10,000,000 shares of Preferred Stock, of which 4,000,000 consist of the Class A 8% Cumulative Convertible Preferred Stock. As of March 31, 1998, 2,448,179 shares of the Class A 8% Cumulative Convertible Preferred Stock were issued and outstanding. In connection with this amendment, the accrued but undeclared dividends owed to the holders of the Preferred Stock will be abolished and the authorized but unissued shares of Preferred Stock will be removed as authorized stock. In addition, the holders of shares of Preferred Stock will lose certain additional rights including preference as to proceeds upon liquidation of the Company, preference as to the payment of dividends, voting rights to elect two directors and anti-dilution rights. The text of the proposed Amendment is set forth in Appendix A which is attached hereto. A brief description of certain terms of the Preferred Stock which would no longer exist upon conversion of the Preferred Stock into Common Stock is attached hereto as Appendix B. Management believes that as a result of the Company being non-operational, many of those rights have little or no significance.

BACKGROUND AND REASONS FOR PROPOSED AMENDMENT

         The Board of Directors believes the conversion of each of the outstanding shares of the Preferred Stock into three shares of Common Stock is in the best interests of the Company and its stockholders. Since 1995, the Company has had virtually no operations and no opportunity to commence operations in the airship business in which it has historically conducted its business operations. In addition, the Board of Directors believes that the Company has no reasonable prospects in the near future to operate in the airship business again. As a result of its historical losses, negative net worth, and the provisions of the Company's Certificate of Incorporation relating to the Company's Preferred Stock including significant accrued dividends and substantial conversion rights, the Board of Directors believes that the Company's only chance to become viable, as to which there can be no assurance, is to expand the Company's purposes (see Proposal II above) and to acquire an operating business of, or to merge with, another entity. As of the date hereof, the Company has no agreements with any third party to effect any such acquisition, merger or similar transaction, and no assurance can be given that any such acquisition, merger or similar transaction will in fact be effected.
In addition, depending on the structure of any transaction which the Company may enter into in the future, further shareholder action may be required in connection with any such transaction.

         The Board of Directors believes that the Company's present capital structure will make any acquisition, merger or similar transaction highly improbable, if not impossible. To date, any entity that has expressed an interest in an acquisition, merger or exchange of shares has not been able to effect any such transaction due to the existence and status of the shares of Preferred Stock. The Company's financial statements reflect approximately $6,037,000 of accrued and undeclared dividends owed to the holders of the shares of the Preferred Stock. Were the dividends to be declared by the Board of Directors, the Company would be unable to pay such dividends in cash since the Company has not been operating since 1995. Based on a March 31, 1998 closing sale price of $.045 per share of the Common Stock, a payment in kind, were the dividend to be declared, would necessitate the issuance of 134,156,000 shares of Common Stock. See "Appendix B the rights of Preferred Stockholders." In addition, the shares of Preferred Stock are convertible into shares of Common Stock at a conversion rate of 6 shares of Common Stock for each share of Preferred Stock. Accordingly, if the Company issued shares of Common Stock to pay the accrued dividends and upon conversion of the shares of Preferred Stock into shares of Common Stock, the Common Stock would be diluted to such an extent, including shares to be issued to any potential acquiror, that the Board believes an acquisition or merger would be impossible to achieve.

         As described above, the Company owes to Trans Con approximately $5.5 million, representing approximately $4.9 million of principal and approximately $600,000 of accrued interest for advances made by Trans Con to the Company for lease payments to be made to Orix and for working capital. In addition, the Company owes to TC Leasing the aggregate amount of approximately $4,090,000, consisting of $4,060,000 of principal and approximately $30,000 of interest, with respect to the refinancing TC Leasing consummated with Norwest on behalf of the Company. Finally, the Company owes to Mr. Pearlman an aggregate amount of approximately $2,028,000 for accrued and unpaid salaries and bonuses, as well as advances made by Mr. Pearlman to the Company (such amount does not reflect a setoff relating to the repayment of a loan in the original principal amount of approximately $789,000 that the Company has against the amounts owed to Mr. Pearlman). See "Certain Relationships and Related Transactions."

         In order to make any potential business combination possible, Trans Con, TC Leasing and Mr. Pearlman have each agreed to waive their right to receive any of the amounts owed to them by the Company; provided that the shareholders approve of Proposals II, III and IV herein. If they waive their rights to such amounts, Mr. Pearlman, Trans Con and TC Leasing will waive approximately $11,618,000 owed to them in the aggregate in order for the Company and its shareholders to have the opportunity to engage in a new business. Trans Con, TC Leasing and the Company will be executing an assignment and assumption agreement whereby Trans Con and TC Leasing will each assume a substantial portion of the Company's debt of approximately $9,600,000 in the aggregate which each entity has guaranteed or incurred, as the case may be, on behalf of the Company. Management believes that the assumption of the debt will make the Company more attractive to any potential suitors.

         In addition to asking the Company's affiliates to waive their rights to the payment of the debt owed to them, and to further make the Company attractive to potential suitors, Management is requesting that the holders of Preferred Stock waive their rights to dividends and to conversion of their shares of Preferred Stock into shares of Common Stock at the rate of 1 to 6 as currently required by the Company's Certificate of Incorporation, as well as other rights associated with owning the Company's Preferred Stock. Accordingly, the Board has proposed that each of the shares of the Class A 8% Cumulative Convertible Preferred Stock be converted into three shares of Common Stock, and that in connection with such conversion the accrued and undeclared dividends be abolished and the authorized shares of Preferred Stock be removed from the Company's Certificate of Incorporation. These actions are designed to amend the Company's existing capital structure to make the Company more attractive to other companies for an acquisition or merger with the Company. There can be no assurance that these actions will result in the Company being a party to an acquisition, merger or other transaction, however, the Board believes that without such actions, the Company will not be able to achieve profitable operations with little or no likelihood that shares of Common Stock and Preferred Stock would rise in value. See Item 5 "Market for Registrant's Common Equity and Related Stockholder Matters" of the Company's Form 10-K for the fiscal year ended December 31, 1997, delivered herewith.

         Finally, if the conversion of the shares of Preferred Stock into shares of Common Stock is approved, the Common Stockholders' ownership interest in the Company will be diluted. The number of issued and outstanding shares of Common Stock will increase from 42,583,978 (as of March 31, 1998) to 49,928,515. As a result, the beneficial ownership of the Company by Mr. Pearlman will decrease from 21.8% to 18.6%, and by Trans Con will decrease from 8.6% to 7.3%.

         Approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together, and the affirmative vote of the holders of 51% of the outstanding shares of Preferred Stock, voting as a class, by proxy or in person, which are entitled to vote at the Annual Meeting. Unless otherwise specified, the proxies designated in the proxy will vote the shares covered thereby at the Special Meeting FOR the approval of the Amendment. The Board of Directors unanimously recommends that the shareholders vote FOR the proposal.

                PROPOSAL V: RATIFICATION OF INDEPENDENT AUDITORS

         C. M. Meeks & Company, P.A. currently serves as the Company's independent accountants. They have served in that capacity since July 1997. During the fiscal year ended December 31, 1997, C. M. Meeks & Company, P.A. audited the accounts of the Company and also provided other audit and accounting services to the Company in connection with Securities and Exchange Commission filings.

         Upon recommendation of the Board of Directors, the Board has appointed
C. M. Meeks & Company, P.A. as the independent accountants for the fiscal year ending December 31, 1998. The shareholders are being asked to ratify this action of the Board. The ratification requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together, by proxy or in persons which are entitled to vote at the Annual Meeting. In the event the ratification is not approved, the Board of Directors will reconsider its selection.

         Representatives of C. M. Meeks & Company, P.A. are expected to be present at the Annual Meeting and available to respond to appropriate questions. Such representatives also will have the opportunity, should they so desire, to make any statements to the shareholders which they deem appropriate.

         Approval of the ratification of C. M. Meeks & Company, P.A., as independent accountants of the Company for the fiscal year ending December 31, 1998 requires the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock, voting together, represented in person or by proxy at the Annual Meeting. The Board of Directors unanimously recommends that the shareholders vote FOR Proposal V.

                           1999 SHAREHOLDER PROPOSALS

         In order for shareholder proposals for the 1999 Annual Meeting of Shareholders to be eligible for inclusion in the Company's 1999 Proxy Statement, they must be received by the Company at its principal executive offices, 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819 (Attn: Secretary), prior to January 10, 1999. The Board of Directors will review any shareholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in the Company's 1999 Proxy Statement for the Annual Meeting.

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters that are to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy on behalf of the shareholders they represent in accordance with their best judgment.

                             SOLICITATION OF PROXIES

         Proxies are being solicited by and on behalf of the Board of Directors. The Company will bear the costs of preparing and mailing the proxy materials to its shareholders in connection with the Annual Meeting. The Company will solicit proxies by mail and the directors and certain officers and employees of the Company may solicit proxies personally or by telephone or telegraph. These persons will receive no additional compensation for such services but will be reimbursed for their reasonable out-of-pocket expenses. The Company also will request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable out-of-pocket expenses related thereto.

                             ADDITIONAL INFORMATION

         The Company will make available to any shareholder, without charge, and upon a written request therefor, additional copies of the Company's Annual Report on Form 10-K for the year ended December 31, 1997. Any such request should be directed to Airship International Ltd., Attention: Alan A. Siegel, at the following address: 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819.

                                                             Alan A. Siegel
                                                             Secretary

April __, 1998

                                   APPENDIX A

          RESOLVED, that the 1998 annual meeting of the stockholders of the Company (the "Annual Meeting") be called and held on the 10th day of June, 1998, at 9:00 a.m. at the offices of the Company, 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819, for the purpose of considering and acting upon the following matters: (a) the election of three directors to serve until their respective successors are duly elected and qualified; (b) an amendment to the Company's Certificate of Incorporation to expand the purposes for which the Company is formed; (c) an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock; (d) an amendment to the Company's Certificate of Incorporation to convert each share of the Company's Class A 8% Cumulative Convertible preferred stock into three shares of the Company's common stock; (e) the appointment of C.
M. Meeks & Company, P.A., as the Company's independent accountants for the fiscal year ending December 31, 1998; and (f) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof;
and further

          RESOLVED, that pursuant to the Bylaws of the Company, the Board of Directors hereby declares that shareholders of record at the close of business on May 5, 1998 (the "Record Date"), shall be entitled to notice of and to vote at the Annual Meeting; and further

          RESOLVED, that Louis J. Pearlman and Alan A. Siegel be, and each of them hereby is, designated as attorneys, agents and proxies, with full power of substitution to each of them, to vote at the Annual Meeting all proxies received by the Board of Directors upon the matters set forth in the foregoing resolution; and further

          RESOLVED, that the Board of Directors nominates, for the approval of the stockholders at the Annual Meeting, Louis J. Pearlman, Alan A. Siegel and James J. Ryan to serve as the directors of the Company until their respective successors shall have been duly elected and qualified; and further

          RESOLVED, that the Board of Directors of the Company hereby recommends to the stockholders of the Company, that the Certificate of Incorporation of the Company be amended to expand the purposes for which the Company is formed to engage in any type of business permissible by law; and further

          RESOLVED, that the Board of Directors of the Company hereby recommends to the stockholders of the Company, that the Certificate of Incorporation of the Company be amended to increase the number of authorized shares of the Company's common stock from 80,000,000 to 110,000,000; and further

          RESOLVED, that the Board of Directors of the Company hereby recommends to the stockholders of the Company, that the Certificate of Incorporation of the Company be amended to convert each share of the Company's Class A 8% Cumulative Convertible preferred stock into three shares of the Company's common stock and that in connection therewith, the accrued but undeclared dividends be abolished and all of the Company's authorized shares of preferred stock be cancelled;
and further

          RESOLVED, that the members of the Board of Directors of the Company hereby approve and adopt the Certificate of Amendment of Certificate of Incorporation (the "Amendment") in the form attached hereto as ANNEX 1, pursuant to which the foregoing resolutions shall be effected; and further

          RESOLVED, that the Amendment be proposed to be considered at the Annual Meeting; and further

          RESOLVED, that the form, terms and provisions of:

          (a) the Proxy and Proxy Statement for the 1998 Annual Meeting of Stockholders of the Company, substantially in the form of the draft presented to the Board of Directors (the "Proxy"); and

          (b) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, substantially in the form of the draft presented to the Board of Directors;

be, and the same hereby are, authorized and approved in all respects; and further

          RESOLVED, that C. M. Meeks & Company, P.A. be engaged as the independent accountants of the Company for the fiscal year ending December 31, 1998, and that the officers of the Company be, and they hereby are, authorized to enter into such agreements, to pay such fees, and to make such other arrangements with C. M. Meeks & Company, P.A. as such officers deem necessary, proper and advisable; and further

          RESOLVED, that the officers of the Company be, and each of them hereby is, authorized to mail to the stockholders as of the Record Date a copy of the Proxy in substantially the form presented to the Board of Directors of the Company with such changes as the President or Secretary of the Company deems necessary; and further

          RESOLVED, that a copy of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997 be mailed to each stockholder; and further

          RESOLVED, that the President and Secretary of the Company be, and hereby are, authorized and directed to execute any and all documents in the name and on behalf of the Company, with such amendments thereto as such officers shall approve, and to take all such actions and to execute and deliver all such agreements, certificates and other documents, and to affix thereto the Company's seal if required, as may be necessary or appropriate to effectuate the aforementioned resolutions; and further

          RESOLVED, that all actions of any kind heretofore taken by the directors or any of the executive officers of the Company in connection with the foregoing resolutions be, and they hereby are, ratified, confirmed and approved in all respects.

                                                                         ANNEX 1

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           AIRSHIP INTERNATIONAL LTD.

               (Under Section 805 of the Business Corporation Law)

          FIRST: The name of the corporation is Airship International Ltd. (the "Corporation").

          SECOND: The Certificate of Incorporation was filed with the New York Department of State on June 9, 1982.

          THIRD: The Corporation hereby amends its Certificate of Incorporation in order to (i) change the purposes for which the Corporation is formed; (ii) increase the 80,000,000 authorized shares of common stock, with $.01 par value, to 110,000,000 for the purpose of (a) increasing the authorized but unissued shares of common stock, with $.01 par value, by 22,655,463 shares of common stock, with $.01 par value, and (b) converting shares of Class A 8% Cumulative Convertible preferred stock, with $.01 par value, into shares of common stock, with $.01 par value; (iii) (a) convert each share of Class A 8% Cumulative Convertible preferred stock, with $.01 par value, of which 4,000,000 are authorized and 2,448,179 are issued, into three shares of common stock, with $.01 par value, of which 80,000,000 are authorized and 42,583,978 are issued, the terms of the conversion being at the rate of one share of Class A 8% Cumulative Convertible preferred stock, with $.01 par value, for three shares of common stock, with $.01 par value, and (b) upon conversion there will be 87,344,537 authorized shares of common stock, with $.01 par value, of which 49,928,515 shares of common stock, with $.01 par value, are issued; (iv) cancel the remaining 1,551,821 shares of Class A 8% Cumulative Convertible preferred stock, with $.01 par value, which are authorized and unissued; and (v) cancel the remaining 6,000,000 shares of preferred stock, with $.01 par value, which are authorized and unissued.


          FOURTH: To accomplish the foregoing amendments:

          (a) Paragraph 2 of the Certificate of Incorporation is hereby deleted in its entirety and the following shall be inserted into Paragraph 2:

                  The purpose or purposes for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law. The corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body.

          (b) Paragraph 4 of the Certificate of Incorporation is hereby deleted in its entirety and the following shall be inserted into Paragraph 4:

                  The aggregate number of shares of stock which the Corporation shall be authorized to issue is 110,000,000, all of which shall be common stock, par value $.01 per share.

          FIFTH: The foregoing amendment of the certificate of incorporation of the Corporation was authorized by the consent in writing of all of the members of the Board of Directors of the Corporation followed by the vote of the holders of at least a majority of all of the outstanding shares of the Corporation entitled to vote thereon, and pursuant to section 804 of the Business Corporation Law was authorized by a vote of the holders of 51% of all outstanding shares of the class of preferred stock adversely affected thereby, voting as a class.

          IN WITNESS WHEREOF, we have subscribed this certificate and hereby affirm it as true under the penalties of perjury this ___ day of June, 1998.

                                             ----------------------------
                                             Louis J. Pearlman, President

                                             ----------------------------
                                             Alan Siegel, Secretary

                                   APPENDIX B

PREFERRED STOCK

Ranking

          The Preferred Stock with respect to dividend rights and with respect to rights of liquidation, dissolution and winding up, ranks senior to the Common Stock.

Dividends

          The holders of the Preferred Stock are entitled to receive dividends, when, as and if declared by the Board of Directors out of legally available funds for such purpose, payable in quarterly installments on February 15, May 15, August 15 and November 15, commencing May 15, 1993, or if such date is not a business date in the State of New York, then the next succeeding business day in such State.

          Dividends are payable in cash, registered shares of Common Stock or a combination thereof. Dividends on the Preferred Stock accrue at the annual rate of $.48 per share, to the extent payable in cash and $.60 per share, to the extent payable in shares of Common Stock.

          The number of shares of Common Stock payable as dividends shall be determined by dividing the total dividend payment to be paid in Common Stock by the average closing bid price of the Common Stock for the thirty days preceding the declaration date of the dividends.

          Dividends on the Preferred Stock are cumulative from the date of its original issuance (whether or not in any dividend period or periods, there shall be capital surplus or earnings of the Company legally available for the payment of such dividends).

Liquidation

          In the event of any liquidation, dissolution or winding up of the Company, then out of the assets of the Company before any distribution or payment to the holders of Common Stock, the holders of the Preferred Stock are entitled to be paid $6.00. In the event of any liquidation, dissolution or winding up of the Company, the Company by resolution of the Board of Directors will, to the extent of any legally available funds therefor, declare a dividend payable only in cash on the Preferred Stock payable before any distribution is made to any holders of Common Stock, in an amount equal to the accrued and unpaid dividends, calculated at the cash dividends rate on the Preferred Stock up to and including the date of such liquidation, dissolution or winding up and, if accrued, an amount payable in cash only equal to any remaining accrued and unpaid dividends, calculated at the dividend rate, will be added to the amount to be received by the holders of the Preferred Stock for such Preferred Stock upon such liquidation, dissolution or winding up.

Conversion

          Since February 16, 1994, the holder of any Preferred Stock have the right, at his option, to convert each share of Preferred stock into 6 shares of Common Stock. If the Preferred Stock is called for redemption, the conversion right will terminate at the close of business on the date prior to the redemption date. No fractional shares or scrip representing fractional shares will be issued upon conversion. If the conversion results in a fraction, the number of shares issued will be rounded up to the nearest whole number.

          In order to enable the holders of Preferred Stock to be able to maintain the same proportion of Common Stock upon conversion, the conversion rate will be subject to adjustment from time to time in the event of (i) the issuance of stock of the Company as a dividend on Common Stock; (ii) a subdivision, combination or reclassification of the Company's Common Stock;
(iii) the issuance to all holders of Common Stock of rights or warrants entitling them to purchase Common Stock at a price less than the applicable conversion value; or (iv) certain other corporate events. The Certificate of Incorporation contains other provisions designed to protect the conversion privilege in the case of any consolidation, merger, or sale or transfer of all or substantially all of the property of the Company, and contains provisions for anti-dilution.

          In order to exercise the conversion right, the holders of Preferred Stock must surrender the certificate representing such Preferred Stock to the Company along with a notice.

Redemption of Preferred Stock

          At any time or from time to time beginning as of February 17, 1996, the Company may, at its option, upon not less than 30 days, nor more than 60 days notice, redeem the Preferred Stock at a redemption price equal to $6.60 per share, together with an amount in cash equal to accrued and unpaid dividends thereupon, calculated at the dividend rate, to the date fixed for redemption thereof.

Voting Rights

          Holders of Preferred Stock are entitled to one vote for each share held of record on each matter submitted to a vote of shareholders, and, except as hereinafter provided, holders of Preferred Stock and holders of Common Stock will vote together as a single class on all matters submitted to stockholders for a vote.

          The holders of the Preferred Stock have the right, voting as a separate class, to elect two additional directors to the Company's Board of Directors, at a special meeting or annual meeting of the Company's shareholders. Such directors shall serve until the next annual meeting of shareholders and if, at such time, the Company shall be in compliance with its targeted cash dividend payment or in the event of a default, shall have paid all dividends in arrears, then the right of the holders of Preferred Stock to elect such directors shall expire.

COMMON STOCK

          The holders of the Common Stock have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by the Board of Directors and are entitled to share ratably in all of the assets of the Company available for distribution to holders of shares of Common Stock upon the liquidation, dissolution or winding up of the affairs of the Company. Holders of Common Stock do not have preemptive, subscription or conversion rights. There are no redemption or sinking fund provisions in the Company's Certificate of Incorporation. Holders of Common Stock are entitled to one vote per share on all matters which shareholders are entitled to vote upon on all meetings of shareholders. All outstanding Common Stock are, and those offered hereby will be, validly issued, fully paid and non-assessable. The holders of Common Stock do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares of Common Stock can elect all of the directors of the Company.

                                   APPENDIX I

                              PROXY - COMMON STOCK
                           AIRSHIP INTERNATIONAL LTD.
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Louis J. Pearlman and Alan A. Siegel (with full power to act without the other and with power to appoint his substitute) as the undersigned's proxies to vote all of the undersigned's shares of Common Stock of AIRSHIP INTERNATIONAL LTD., a New York corporation (the "Company"), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at Company's offices located at 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819, on June 10, 1998 at 9:00 a.m., local time, and at any and all adjournments thereof as follows:

I. ELECTION OF DIRECTORS [ ] FOR all nominees listed below (except as marked to the contrary below)

                         [ ] WITHOUT AUTHORITY to vote for all nominees listed
                             below

LOUIS J. PEARLMAN, ALAN A. SIEGEL and JAMES S. RYAN.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
              THAT NOMINEE'S NAME ON THE LINE SET FORTH BELOW.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

II. Proposal to ratify and approve an amendment to the Company's Certificate of Incorporation, to expand the Company's purposes, as described more fully in the Company's Proxy Statement dated April __, 1998.

     [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

III. Proposal to ratify an amendment to the Company's Certificate of Incorporation, to increase the authorized shares of Common Stock, as more fully described in the Company's Proxy Statement dated April __, 1998.

     [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

IV. Proposal to ratify an amendment to the Company's Certificate of Incorporation, to convert shares of Preferred Stock into shares of Common Stock, as more fully described in the Company's Proxy Statement dated April __, 1998.

     [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

V. Proposal to ratify the Board of Directors' recommendation of C. M. Meeks & Company, P.A., certified public accountants, as independent auditors of the Company for the fiscal year ending December 31, 1998.

     [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

VI. In their discretion, such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

--------------------------------------------------------------------------------

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE FOREGOING INSTRUCTIONS. IN THE ABSENCE OF ANY INSTRUCTIONS, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES LISTED IN ITEM I AND FOR THE PROPOSALS IN ITEMS II, III, IV AND V.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on June 10, 1998, the Proxy Statement of the Company, each dated April __, 1998, and the Company's Annual Report on Form 10-K for the year ended December 31, 1997, each of which has been enclosed herewith.

     The undersigned hereby revokes any proxy to vote shares of Common Stock of the Company heretofore given by the undersigned.

                                            Dated
                                                 -------------------------------

                                                 -------------------------------
                                                           Signature

                                                 -------------------------------
                                                   Signature, if held jointly

                                                 -------------------------------
                                                      Title (if applicable)

                                            Please date, sign exactly as your
                                            name appears on this Proxy and
                                            promptly return in the enclosed
                                            envelope. In the case of joint
                                            ownership, each joint owner must
                                            sign. When signing as guardian,
                                            executor, administrator, attorney,
                                            trustee, custodian, or in any other
                                            similar capacity, please give full
                                            title. If a corporation, sign in
                                            full corporate name by president or
                                            other authorized officer, giving
                                            title, and affix corporate seal. If
                                            a partnership, sign in partnership
                                            name by authorized person.

                                   APPENDIX 2

                             PROXY - PREFERRED STOCK
                           AIRSHIP INTERNATIONAL LTD.
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Louis J. Pearlman and Alan A. Siegel (with full power to act without the other and with power to appoint his substitute) as the undersigned's proxies to vote all of the undersigned's shares of Preferred Stock of AIRSHIP INTERNATIONAL LTD., a New York corporation (the "Company"), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at Company's offices located at 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819, on June 10, 1998 at 9:00 a.m., local time, and at any and all adjournments thereof as follows:

I. ELECTION OF DIRECTORS [ ] FOR all nominees listed below (except as marked to the contrary below)

                         [ ] WITHOUT AUTHORITY to vote for all nominees listed
                             below

LOUIS J. PEARLMAN, ALAN A. SIEGEL and JAMES S. RYAN.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
              THAT NOMINEE'S NAME ON THE LINE SET FORTH BELOW.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

II. Proposal to ratify and approve an amendment to the Company's Certificate of Incorporation, to expand the Company's purposes, as described more fully in the Company's Proxy Statement dated April __, 1998.

     [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

III. Proposal to ratify an amendment to the Company's Certificate of Incorporation, to increase the authorized shares of Common Stock, as more fully described in the Company's Proxy Statement dated April __, 1998.

     [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

IV. Proposal to ratify an amendment to the Company's Certificate of Incorporation, to convert shares of Preferred Stock into shares of Common Stock, as more fully described in the Company's Proxy Statement dated April __, 1998.

     [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

V. Proposal to ratify the Board of Directors' recommendation of C. M. Meeks & Company, P.A., certified public accountants, as independent auditors of the Company for the fiscal year ending December 31, 1998.

     [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

VI. In their discretion, such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

--------------------------------------------------------------------------------

     THE SHARES OF PREFERRED STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE FOREGOING INSTRUCTIONS. IN THE ABSENCE OF ANY INSTRUCTIONS, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES LISTED IN ITEM I AND FOR THE PROPOSALS IN ITEMS II, III, IV AND V.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on June 10, 1998, the Proxy Statement of the Company, each dated April __, 1998, and the Company's Annual Report on Form 10-K for the year ended December 31, 1997, each of which has been enclosed herewith.

     The undersigned hereby revokes any proxy to vote shares of Preferred Stock of the Company heretofore given by the undersigned.

                                            Dated
                                                 -------------------------------

                                                 -------------------------------
                                                           Signature

                                                 -------------------------------
                                                   Signature, if held jointly

                                                 -------------------------------
                                                      Title (if applicable)

                                            Please date, sign exactly as your
                                            name appears on this Proxy and
                                            promptly return in the enclosed
                                            envelope. In the case of joint
                                            ownership, each joint owner must
                                            sign. When signing as guardian,
                                            executor, administrator, attorney,
                                            trustee, custodian, or in any other
                                            similar capacity, please give full
                                            title. If a corporation, sign in
                                            full corporate name by president or
                                            other authorized officer, giving
                                            title, and affix corporate seal. If
                                            a partnership, sign in partnership
                                            name by authorized person.


                                       -2-


                          STATEMENT OF DIFFERENCES
                          ------------------------

The section symbol shall be expressed as..............................  'SS'